Exhibit 23.2

                                                  McGladrey & Pullen LLP
                                                  Certified Public Accountants


          CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statements No. 333-32386 and No. 333-116163 on Form S-8 of Timberland Bancorp, Inc. of our report dated December 14, 2009, relating to the consolidated financial statements of Timberland Bancorp, Inc., which appears in this Form 10-K for the year ended September 30, 2010.

/s/McGladrey & Pullen, LLP

Seattle, Washington
December 10, 2010

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